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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report included in this Quarterly Report on Form 10-Q for the Quarter Ended June 30, 1996.


                                        Welch & Associates

Nashville, Tennessee
August 12, 1996